ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Dear Allianz Life or Allianz Life of New York Variable Annuity Contract Owner:
The Board of Trustees of the Allianz Variable Insurance Products Trust (the “Trust”) is pleased to submit a proposal to reorganize a series of the Trust into another series of the Trust, as follows:
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund
Although you are not a shareholder of the Acquired Fund, as the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York (together, “Allianz Life”), your contract is funded by shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.
The proposed reorganization is being recommended for several reasons, including the Acquired Fund’s relatively small size, its performance history and a recent portfolio manager change. As a result, it is expected that the Acquired Fund will continue to lose assets and shrink in size, which over time may be expected to result in the Fund’s fixed costs being spread over an ever smaller asset base, meaning that the expenses of the Acquired Fund may increase as a percentage of assets. The overall fees and expenses of the Acquiring Fund are lower than the fees and expenses of the Acquired Fund; and the Acquiring Fund is a larger fund better able to achieve economies of scale by spreading fixed costs over a larger, and increasing, asset base. The lower overall fees and expenses of the Acquiring Fund are due, at least in part, to the fact that the Acquiring Fund is a passively-managed index fund, while the Acquired Fund is an actively-managed fund. There are some significant differences in the investment strategies and risks of the Funds, and the Acquiring Fund provides significantly less exposure to real estate investments as compared to the Acquired Fund, as described in the accompanying proxy statement/prospectus.
THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.
The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund’s shareholders, including, but not limited to, the following:
●	A comparison of the investment objectives and strategies between the Acquiring Fund and the Acquired Fund;
●	The expectation that the reorganization will reduce overall expenses for shareholders of the Acquired Fund; and
●	The expectation that the reorganization will have no federal income tax consequences for contract owners.
If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. To accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund has submitted an Agreement and Plan of Reorganization with respect to the Acquired Fund for the approval of the shareholders of the Acquired Fund. You have the right to instruct Allianz Life as to how the shares of the Acquired Fund attributable to your contract are voted. The shareholders’ meeting to consider the proposal will take place at 10:00 a.m., Central time, on August 19, 2020, and the transaction, if approved, is expected to close on or about August 21, 2020.

From the date of this letter through the date of the closing of the reorganization transaction (on or about August 21, 2020), and for 90 days thereafter, Allianz Life will permit Contract Owners to transfer all or a portion of their Contract value allocated to the Acquired Fund (before the closing) or the Acquiring Fund (after the closing) into other eligible investment options, without limitation or charge. Any such transfers will be subject to the restrictions on investment option allocations set forth in your Contract. You should consider consulting with your financial professional to discuss your options for transferring Contract value to other investment options available under your Contract. To transfer your Contract value to other investment options, you may contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com.
Please review the enclosed voting instruction form. You may submit your instructions on voting the shares that fund your contract by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the proxy statement/prospectus carefully before you vote.
Thank you for your prompt attention to this important matter.
 Sincerely,

Brian Muench
Chairman and President
Allianz Variable Insurance Products Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
COMBINED PROXY STATEMENT/PROSPECTUS Q&A
THE FOLLOWING IS A BRIEF OVERVIEW OF THE REORGANIZATION BEING RECOMMENDED FOR THE AZL MORGAN STANLEY GLOBAL REAL ESTATE FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED COMBINED PROXY STATEMENT/PROSPECTUS.
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund

Q: Why is the reorganization being proposed?

The reorganization is being proposed for several reasons, including the Acquired Fund’s relatively small size, its performance history and a recent portfolio manager change. As a result, the Acquired Fund is expected to lose assets and shrink in size, which, over time, is expected to result in the Fund’s fixed costs being spread over an ever smaller asset base, meaning that the expenses of the Acquired Fund may increase as a percentage of assets. The Acquired Fund is an actively-managed mutual fund that invests primarily in equity securities of companies in the real estate industry located throughout the world, with investment decisions made for the Fund by its subadviser, but the Acquiring Fund is a passively-managed index fund, which seeks to match the performance of the S&P 500 Index, an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. There are some significant differences in the investment strategies and risks of the Funds. The Acquiring Fund provides significantly less exposure to real estate investments as compared to the Acquired Fund, as described in the accompanying proxy statement/prospectus. You should consider consulting with your financial professional to discuss your options for transferring contract value to other investment options available under your contract.

The overall fees and expenses of the Acquiring Fund are lower than the fees and expenses of the Acquired Fund; and the reorganization is expected to result in a larger Fund that is better able to achieve economies of scale by spreading certain fixed costs over a larger, and increasing, asset base. The lower overall fees and expenses of the Acquiring Fund are due, at least in part, to the fact that the Acquiring Fund is a passively-managed index fund, while the Acquired Fund is an actively-managed fund.
Q: Will the expenses of the Fund in which I participate increase as a result of the reorganization?

The management fees paid by the Acquiring Fund are lower than those paid by the Acquired Fund, and the total expense ratio for the Acquiring Fund following the reorganization is lower than the total expense ratio for the Acquired Fund prior to the reorganization. Therefore, as shown in the pro forma fee table on page 12 of the enclosed Proxy Statement/Prospectus, the expenses of the Acquired Fund are expected to decrease as a result of the reorganization.

Q: Who is paying the costs of the shareholder meeting and this proxy solicitation?

Costs related to the proxy solicitation, shareholder meeting and reorganization (including any transaction costs related to repositioning of the portfolios in connection with the reorganization) will be paid by Allianz Investment Management LLC, the Funds’ investment manager. Total estimated costs of the reorganization (including estimated repositioning costs of $20,000) are $65,000.

Q: Will I incur taxes as a result of the reorganization?

No. Although the reorganization is anticipated to be a taxable transaction for federal income tax purposes, the reorganization is not expected to be a taxable event for federal income tax purposes for contract owners whose contract values are determined by investment in shares of the Acquired Fund.  Contract owners should, however, ask their own tax advisors for more information on their own tax situation. Please see the section entitled “Tax Consequences” in the enclosed Proxy Statement/Prospectus for additional information.

Q: If approved, when will the reorganization happen?
If shareholders approve the reorganization, it will take place on or about August 21, 2020.
Q: Is there anything I need to do to convert my shares?

No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: How does the Board recommend that I vote?
After careful consideration, the Board recommends that you vote FOR the reorganization of your Fund.
Q: How and when do I provide voting instructions?
You can provide voting instructions in one of three ways:
- By mail with the enclosed voting instruction form
- By telephone
- By web site
Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.
Q: Whom should I call if I have questions?
If you have questions about the proposal described in the Proxy Statement/Prospectus or about providing voting instructions, please call toll free at 1-800-624-0197.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “TRUST”)
5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 19, 2020
AZL Morgan Stanley Global Real Estate Fund

A special meeting of the shareholders of the AZL Morgan Stanley Global Real Estate Fund (the “Acquired Fund”) will be held at 10:00 a.m. Central time on August 19, 2020. In light of the public health impact of the coronavirus outbreak (COVID-19) and the related institution of social distancing and other measures and guidance and declarations from various relevant governmental authorities, and in accordance with Section 3806(f) of the Delaware Statutory Trust Act and the Trust’s Agreement and Declaration of Trust and By-Laws, as amended to date, the special meeting of the shareholders of the Acquired Fund will be conducted over the Internet in a virtual meeting format. Directions for participating in the meeting are set forth below.
At the meeting, shareholders of the Acquired Fund will consider the following proposal:
-
To approve an Agreement and Plan of Reorganization (the “Plan”) between the Acquired Fund and the AZL S&P 500 Index Fund (the “Acquiring Fund”). The Funds are series of the Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and

-	Such other business as may properly come before the meeting, or any adjournment of the meeting.
The Acquired Fund issues and sells shares to certain accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the record shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of variable annuity contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts whose contracts were funded by shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.
Accessing the Virtual Meeting – To access the virtual meeting, send a request to attend the virtual meeting to attendameeting@astfinancial.com.  Please include your full name and the control number located on your voting instruction form.

Shareholders of record of the Acquired Fund at the close of business on June 17, 2020, are entitled to notice of and to vote at the Special Meeting.  A holder of a variable annuity contract with respect to the Acquired Fund is entitled to instruct Allianz Life and Allianz Life of New York as to how the shares of the Acquired Fund attributable to the contract are voted.

 By Order of the Board of Trustees

 Michael J. Radmer
 Secretary
July 21, 2020
YOU CAN VOTE QUICKLY AND EASILY.
PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297
1-800-624-0197
AZL Morgan Stanley Global Real Estate Fund
AZL S&P 500 Index Fund

COMBINED PROXY STATEMENT/PROSPECTUS — JULY 21, 2020
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund
This combined proxy statement/prospectus (the “Proxy Statement/Prospectus”) describes a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which the outstanding shares of the Acquired Fund, which serves as a funding vehicle for your variable annuity contract, would be exchanged for shares of the Acquiring Fund. Each of the Acquiring Fund and the Acquired Fund (each a “Fund” and together the “Funds”) are series of the Allianz Variable Insurance Products Trust (the “Trust”).  The Funds are open-end management investment companies.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.
These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.
As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). Copies of these reports, proxy materials, and other information can be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov. In addition, copies of these documents may be viewed on-line or downloaded from the SEC’s Web site at http://www.sec.gov.
You should retain this Proxy Statement/Prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information relating to this Proxy Statement/Prospectus dated the same date as this Proxy Statement/Prospectus.
This Proxy Statement/Prospectus was first mailed to contract owners on or about July 21, 2020.
WHERE TO GET MORE INFORMATION
The following documents have been filed with the SEC:
•	The Statement of Additional Information, dated the same date as this Proxy Statement/Prospectus, relating to the reorganization, and is incorporated by reference into this Proxy Statement/Prospectus;
•	the prospectus and statement of additional information of the Acquired Fund and the Acquiring Fund, dated May 1, 2020 (SEC file nos. 333-83423 and 811-9491); and
•
the report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund and Acquiring Fund for the year ended December 31, 2019.

For a free copy of any of the documents listed above or to ask questions about this Proxy Statement/Prospectus, please call toll-free 1-800-624-0197 or write to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

ABOUT THE ACQUIRED AND ACQUIRING FUNDS
The Acquired Fund issues and sells shares to separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the “Contracts”). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts (“Contract Owners”) allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the record shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting, and will vote shares as to which they have received no instructions for or against the proposal in the same proportion as the shares for which they receive instructions.
If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares (the separate accounts) in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder (the separate accounts) would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder’s holdings in the Acquired Fund immediately before the Reorganization.  Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to sub accounts investing in the Acquiring Fund.
If shareholders of the Acquired Fund approve the reorganization, the Contract Owners will be subject to the investment policies of the Acquiring Fund which means they will no longer be invested in an actively managed Fund that invests primarily in equity securities of companies in the real estate industry located throughout the world, but will instead be invested in a passively managed S&P 500 Index Fund that normally invests in 500 common stocks chosen to reflect the industries of the U.S. economy.
The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).
HOW THE REORGANIZATION WILL WORK
The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities. It is expected that the Acquired Fund will liquidate all or substantially all of its assets prior to this transfer, and transfer the resulting cash and any remaining assets.
The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund, and holders of Class 2 shares of the Acquired Fund will receive Class 2 shares of the Acquiring Fund. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account.  The value of your interest in the subaccounts investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
FUND INVESTMENT OBJECTIVES
The following table presents the investment objective for the Funds. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval.
Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
AZL Morgan Stanley Global Real Estate Fund	The Fund seeks to provide income and capital appreciation.	AZL S&P 500 Index Fund	The Fund seeks to match the total return of the Standard & Poor’s 500 Index (S&P 500®).
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

TABLE OF CONTENTS
SECTION A -- PROPOSAL	5
PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization	5
SUMMARY	5
How The Reorganization Will Work	5
Tax Consequences	5
Comparison of the Acquired Fund and the Acquiring Fund	6
Comparison of Investment Objectives	6
Comparison of Principal Investment Strategies	6
Comparison of Investment Policies	7
Risk Factors	8
Fees & Expenses	12
Performance Information	12
THE REORGANIZATION	14
Terms of the Reorganization	14
Conditions to Closing the Reorganization	15
Termination of the Plan	15
Tax Status of The Reorganization	15
Certain Tax Consequences	16
Reasons for the Proposed Reorganization and Board Deliberations	16
Board’s Determinations	19
Recommendation and Vote Required	19
ADDITIONAL INFORMATION ABOUT THE FUNDS	19
Overview	19
The Manager and Subadvisers	19
Duties of the Manager and Subadviser	22
The Administrator	23
Payments to Affiliated Insurance Companies	23
The Distributor	24
The Custodian	24
Tax Information	24
Financial Intermediary Compensation	24
SHAREHOLDER INFORMATION	24
Pricing of Fund Shares	24
Purchase and Redemption of Shares	25
Market Timing	26
Distribution (12b-1) Fees	26
Dividends, Distributions and Taxes	26
Licensing Arrangements	27
The Commodity Exchange Act	27
SECTION B — Proxy Voting and Shareholder Meeting Information	28
SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information	29
Financial Highlights	31
EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This Proxy Statement/Prospectus is being used by the following Acquired Fund to solicit proxies for the proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund.
Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund

The following is a summary. More complete information appears later in this Proxy Statement/Prospectus. You should read the entire Proxy Statement/Prospectus, exhibits and accompanying materials because they contain details that are not in this summary.
HOW THE REORGANIZATION WILL WORK
The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund’s liabilities. It is expected that the Acquired Fund will liquidate all or substantially all of its assets prior to this transfer, and transfer the resulting cash and any remaining assets.
The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. Holders of Class 1 shares of the Acquired Fund will receive Class 1 shares of the Acquiring Fund, and holders of Class 2 shares of the Acquired Fund will receive Class 2 shares of the Acquiring Fund. The value of your interest in the subaccounts investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
As part of the Reorganization, systematic transactions (such as the automatic investment plan, dollar-cost average program, or flexible rebalancing program) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
Neither the Acquired Fund nor the Contract Owners whose Contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
After the Reorganization has been completed, Contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.
TAX CONSEQUENCES
Although the Reorganization is anticipated to be a taxable transaction for federal income tax purposes, provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund,  and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.
As a condition to the consummation of the Reorganization, the Trust will have received one or more opinions of Stradley Ronon Stevens & Young, LLP, dated on or before the effective time of the Reorganization, addressed to and in form and substance satisfactory to the Trust that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Code, and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, Stradley Ronon Stevens & Young, LLP may rely
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy Statement/Prospectus and related SAI, and on such other written representations as will have been verified as of the effective time of the Reorganization.
The Trust has not sought a tax ruling from the Internal Revenue Service (the “IRS”), but is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraph. The opinion(s) is/are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract Owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.
For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”
COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND
The Acquired Fund and the Acquiring Fund:
•	Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
•	Have Allianz Investment Management LLC (the “Manager”) as their investment adviser.
•	Have the same policies for buying and selling shares and the same exchange rights.
•	Have the same distribution policies.
•	Are available only to Contract Owners who allocate Contract value to a subaccount that invests in the Funds.
The Acquired Fund concentrates its investments in equity securities of companies in the real estate industry; the Acquiring Fund is a passively-managed index fund, which may concentrate to the extent necessary to approximate the composition of its target Index.
COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objective of the Funds. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval.
Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
AZL Morgan Stanley Global Real Estate Fund	The Fund seeks to provide income and capital appreciation.	AZL S&P 500 Index Fund	The Fund seeks to match the total return of the Standard & Poor’s 500 Index (S&P 500®).

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
The Funds both invest primarily in equity securities. However, the portfolio of the Acquired Fund is managed actively, with investment decisions made by its subadviser, while the Acquiring Fund is an index fund, which employs a passive management approach. Also, the Acquired Fund invests primarily in equity securities of companies in the real estate industry located throughout the world, while the Acquiring Fund invests primarily in the large cap U.S. equity securities of the S&P 500 Index and does not have exposure to foreign securities.
Each Fund has a different subadviser:  the Acquired Fund’s subadviser is Morgan Stanley Investment Management Inc.; and the Acquiring Fund’s subadviser is BlackRock Investment Management, LLC (each a “Subadviser”).
Principal Investment Strategies of each Fund
The Acquired Fund
The Subadviser seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (REOCs), real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Subadviser’s approach emphasizes a bottom-up stock selection with a top-down global allocation.
The Subadviser actively manages the Fund using a combination of top-down and bottom-up methodologies. The Subadviser’s proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

valuation. The bottom-up research process strongly influences the Subadviser’s perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given region, sector and/or country. The Subadviser generally considers selling a portfolio holding if the holding’s share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.
The Subadviser may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Subadviser may engage with company management regarding corporate governance practices, as well as what the Subadviser deems to be materially important environmental and/or social issues facing a company.
Under normal circumstances, at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.
A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.
The equity securities in which the Fund may invest include common stocks, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.
For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

The Acquiring Fund
The Subadviser normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
The Subadviser attempts to have a correlation between the Fund’s performance and that of the S&P 500® Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the Subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the Subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The Subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500 Index or in derivative instruments linked to that Index.
For temporary defensive purposes or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund which means they will no longer be invested in an actively managed Fund that invests primarily in equity securities of companies in the real estate industry located throughout the world, but will instead be invested in a passively managed S&P 500 Index Fund that normally invests in 500 common stocks chosen to reflect the industries of the U.S. economy.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

RISK FACTORS
The principal risks of investing in the Funds are shown in the table below. A description of each principal risk follows the table. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk.
Each Fund invests primarily in equity securities; therefore, the principal risks associated with such investments also are similar. However, the differences in the Funds investment strategies result in corresponding differences in the principal investments and risks, including in particular the fact that the Acquired Fund is an actively managed fund, subject to selection risk, and a global real estate fund, subject to real estate and foreign risks, while the Acquiring Fund is a U.S. large cap index fund, subject to index fund risk. The actual risks of investing in any Fund depend on the securities held in the Fund’s portfolio and on market conditions, which change over time.
The price per share of the Funds will fluctuate with changes in the value of the investments held by the Funds. You may lose money by investing in the Funds. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Funds will achieve their objectives.
Principal Risk	Acquired Fund	Acquiring Fund
Market Risk	X	X
Issuer Risk	X	X
Selection Risk	X
Value Stocks Risk	X
Capitalization Risk	X
Real Estate Investments Risk	X
Foreign Risk	X
Emerging Markets Risk	X
Currency Risk	X
Index Fund Risk		X
Industry Sector Risk		X
Derivatives Risk		X
Technology Sector Risk		X

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer's common stock but ranks junior to an issuer's debt securities. Preferred stock dividends are payable only if declared by the issuer's board, and preferred stock also may be subject to optional or mandatory redemption provisions.
Issuer Risk:  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.
Selection Risk:  The Fund is an actively managed investment portfolio. The portfolio managers make investment decisions for the Fund’s assets. There can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
Value Stocks Risk:  The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.
Capitalization Risk:  To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.
Real Estate Investments Risk:  Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.
Foreign Risk:  Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.
Emerging Markets Risk:  In addition to the risks described under “Foreign Risk”, issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
Currency Risk:  Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

abroad. As a result, the Fund’s investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
Index Fund Risk:  The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund’s expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
Industry Sector Risk:  At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.
Derivatives Risk:  The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.
Technology Sector Risk:  Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.
Other Risks that Apply to the Acquired Fund and Acquiring Fund
Transfer Supported Features of Certain Annuity Contracts
The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, Contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on Contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.
Operational Risk
The Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, changes in personnel or systems, processing and communication errors, errors of Fund service providers, counterparties
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

or other third-parties, failed or inadequate processes and technology or systems failures. Various operational events or circumstances are outside the control of the Funds, the Manager or the Subadvisers, including instances at third parties. In response to a global pandemic, many financial services companies, including the Manager and the Subadvisers, have moved the majority of their employees to working from home or to other dispersed office locations, which may increase operational risk. The Funds, the Manager and the Subadvisers seek to reduce these operational risks through controls and procedures; however, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Cyber-Security Risk
Like other business enterprises, the use of the Internet and other electronic media and technology exposes a Fund, and the Fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Funds and their shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause a Fund’s investments to lose value. The Funds’ Subadvisers, affiliates and principal service providers have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Subadvisers, affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Funds’ Subadvisers, affiliates and affiliates and principal service providers, cannot control the cyber systems and cyber-security systems of issuers or third-party service providers.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.  As recently as spring 2020, a global outbreak of infectious illnesses contributed to significant global market effects, including reduced consumer demand and economic output, travel restrictions, quarantines and market shocks. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.  These disruptions could prevent Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of each Fund. The Funds are offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganizations had been effective during the most recent fiscal year. The table below excludes the costs of the Reorganization. See “Reasons for the Proposed Reorganization and Board Deliberations” for additional information concerning the allocation of the costs of the Reorganization.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund		Acquiring Fund		Acquiring Fund, pro forma with Acquired Fund
	Class 1	Class 2	Class 1	Class 2	Class 1	Class 2
Management Fee	0.90%	0.90%	0.17%	0.17%	0.17%	0.17%
Distribution (12b-1) Fees	0.00%	0.25%	0.00%	0.25%	0.00%	0.25%
Other Expenses	0.14%	0.14%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.04%	1.29%	0.24%	0.49%	0.24%	0.49%
 The Acquiring Fund is the accounting survivor.
Example
This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. This example also shows pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. The expenses shown below would be the same whether or not you redeem your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Fund	1 year	3 years	5 years	10 years
Acquired Fund, Class 1	$106	$331	$574	$1,271
Acquired Fund, Class 2	$131	$409	$708	$1,556
Acquiring Fund, Class 1	$25	$77	$135	$306
Acquiring Fund, Class 2	$50	$157	$274	$616
Acquiring Fund, Class 1 – pro forma with Acquired Fund	$25	$77	$135	$306
Acquiring Fund, Class 2 – pro forma with Acquired Fund	$50	$157	$274	$616
 The Acquiring Fund is the accounting survivor.
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate, as a percentage of the average value of its portfolio, was as follows:
Fund	Portfolio Turnover Rate
Acquired Fund	24%
Acquiring Fund	3%

PERFORMANCE INFORMATION
The following bar charts and tables provide an indication of the risks of an investment in the Acquired Fund and the
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

Acquiring Fund by showing changes in its performance from year to year and by showing how such Fund’s average annual returns for one year, five years, ten years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Funds will vary from year to year. The Funds’ performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
AZL Morgan Stanley Global Real Estate Fund (Acquired Fund)
Performance Bar Chart and Table (Class 2)
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	19.32%
Lowest (Q3, 2011)	-20.82%
Average Annual Total Returns
	One Year Ended May 31, 2020	Five Years Ended May 31, 2020	Ten Years Ended May 31, 2020	Since Inception (Class 1 – 10/17/2016)
AZL® Morgan Stanley Global Real Estate Fund (Class 1)	-24.77%	N/A	N/A	-4.24%
AZL® Morgan Stanley Global Real Estate Fund (Class 2)	-24.99%	-3.38%	3.80%
FTSE EPRA Nareit Developed Real Estate Index*	-16.27%	0.87%	6.68%	0.01%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the FTSE EPRA Nareit Developed Real Estate Index is calculated from 10/17/2016.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

AZL S&P 500 Index Fund (Acquiring Fund)
Performance Bar Chart and Table (Class 2)
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2019)	13.48%
Lowest (Q3, 2011)	-14.07%

Average Annual Total Returns
	One Year Ended May 31, 2020	Five Years Ended May 31, 2020	Ten Years Ended May 31, 2020
AZL® S&P 500 Index Fund (Class 1)	12.30%	9.58%	12.86%
AZL® S&P 500 Index Fund (Class 2)	11.98%	9.31%	12.59%
S&P 500® Index*	12.84%	9.86%	13.15%
*	Reflects no deduction for fees, expenses, or taxes.

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board of Trustees of the Funds has approved the Plan with respect to the Reorganization. While shareholders are encouraged to review the Plan, which has been attached as Exhibit A to the Proxy Statement/Prospectus, the following is a summary of certain terms of the Plan:
The Reorganization is scheduled to occur on or about August 21, 2020, subject, among other things, to the New York Stock Exchange being open for business, shareholder approval of the Plan and receipt of any necessary regulatory approvals, but it may occur on any later date agreed to by the Funds.
The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund’s liabilities.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.  The value of your interest in the subaccounts investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
Neither the Acquired Fund nor any Contract Owners whose Contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.
After the Reorganization, the Acquired Fund will be terminated.
CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
The Acquired Fund will have declared and paid a dividend that will distribute all of the Acquired Fund’s taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
Both the Acquired Fund and the Acquiring Fund will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
An effective registration statement on Form N-14 will be on file with the SEC.
The Contract Owners of the Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the Plan.
The Funds will receive an opinion of tax counsel to the effect that the Reorganization will not be a taxable event for Contract Owners who have a portion of their Contract allocated to shares of the Acquired Fund.
At any time prior to the Closing, the Trust may waive compliance with any of the conditions made for the Trust’s benefit, provided that such waiver will not have a material adverse effect on the interests of shareholders of the Acquired Fund or Acquiring Fund, and provided further that the Trust may not waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
TERMINATION OF THE PLAN
The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Trust at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund. In the event of a termination, the Board of Trustees will consider other available options for the Acquired Fund, which might include a reorganization with a different acquiring fund, liquidation of the Acquired Fund or other changes to the Acquired Fund. Acquired Fund shareholders will be informed of any termination by prospectus supplement.
TAX STATUS OF THE REORGANIZATION
Although the Reorganization is anticipated to be a taxable transaction for federal income tax purposes, provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund, and any dividend declared by the Acquired Fund in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

As a condition to the consummation of the Reorganization, the Trust will have received one or more opinions of Stradley Ronon Stevens & Young, LLP, dated on or before the effective time of the Reorganization, addressed to and in form and substance satisfactory to the Trust that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of section 817(d) of the Code, and the ownership of shares in the Funds and access to the Funds satisfies the requirements of Treasury Regulations section 1.817-5(f), the Reorganization will not be a taxable event for Contract Owners whose Contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, Stradley Ronon Stevens & Young, LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy/Prospectus and related SAI, and on such other written representations as will have been verified as of the effective time of the Reorganization.
The Trust has not sought a tax ruling from the IRS, but is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraph. The opinion(s) is/are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract Owners should consult their own tax advisors concerning the potential tax consequences, including state, local, non-U.S. and other tax consequences of the Reorganization.
The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions.  The opinion may note and distinguish certain published precedent.
Although it is not expected to affect Contract Owners, the Funds, as a result of the Reorganization, lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization.
CERTAIN TAX CONSEQUENCES
Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal may be subject to taxes and a 10% tax penalty. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax laws.
Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a dividend to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of such Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.
It is expected that all or substantially all of the securities held by the Acquired Fund will be disposed of in connection with the Reorganization. This could result in additional transaction costs to the Acquired Fund and increased distributions to the shareholders (the separate accounts and certain funds-of-funds managed by the Manager) of one or both Funds. The Acquired Fund expects to sell all or approximately all of its existing portfolio and incur transaction costs of approximately $20,000 in connection with the Reorganization. The Manager has agreed to bear the costs associated with the Reorganization, including any transaction costs related to repositioning of the portfolios in connection with the Reorganization.
At December 31, 2019, the Acquiring Fund did not have any capital loss carryovers, and the Acquired Fund had long-term capital loss carryovers of $250,198.
This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws with respect to the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
The Reorganization was reviewed by the Board of Trustees with respect to the Acquired Fund and the Acquiring Fund, with the advice and assistance of Fund counsel and independent legal counsel to the independent trustees. At a meeting held on June 10, 2020, the Board considered materials, analyses and other information provided by the Manager regarding, among other things, the topics discussed below. In addition, the Manager also was present and responded to questions raised by the Trustees during that meeting.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

In light of the public health impact of the coronavirus outbreak (COVID-19) and the related institution of social distancing and other measures, including restrictions on travel and in-person gatherings, as well as the guidance of the staff of the SEC for conducting Board meetings in light of COVID-19 concerns, the “in-person” meeting of the Board were conducted by means of videoconference by which all persons participating in the meeting could hear each other and be heard.
After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent trustees, unanimously approved the Reorganization. The Board, including the independent trustees, also unanimously determined that participation by the Acquired Fund and the Acquiring Fund in the Reorganization was in the best interests of the Acquired Fund and Acquiring Fund, respectively, and that the interests of existing shareholders of the Acquired Fund and Acquiring Fund would not be diluted as a result of the Reorganization.
The Board of Trustees believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Fund based on its consideration of various factors, described below. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it and made the determinations in respect of the Reorganization.
Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.
Tax Consequences. The Board considered the U.S. federal income tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the sections entitled “Tax Status of the Reorganization” and “Certain Tax Consequences,” above.
Continuity of Investment. The Board considered the compatibility of the Acquired Fund with the Acquiring Fund and the degree of similarity and difference between the investment objectives and the principal investment strategies for each Fund, as described in this Proxy Statement/Prospectus. The Board noted in particular that the Acquired Fund is an actively-managed fund, which focuses on global real estate, while the Acquiring Fund is a passively-managed index fund. The Board considered the differences in risk characteristics between actively- and passively-managed funds, such as Selection Risk and Index Fund Risk and Real Estate Investments Risk as described under Risk Factors, above. The Board considered information from the Manager regarding the sector exposures, fund and sector performance, and correlation, between the Acquired Fund and the Acquiring Fund, relevant indexes and other potential acquiring funds in the Trust.
Expense Ratios. The Board considered the relative expenses of the Funds, noting that the Management Fee and the Total Annual Fund Operating Expenses for the Acquiring Fund are lower than the Management Fee and the Total Annual Fund Operating Expenses for the Acquired Fund, as of the end of the most recent fiscal year. The Board was aware of the fact that, generally, the expenses of a passively-managed index fund may be expected to be lower than the corresponding expenses of an actively-managed real estate fund. The Board noted that the Funds do not have Management Fee breakpoints. The Board noted that the Acquired Fund benefits from a temporary management fee reduction, which reduces the management fee paid by the Acquired Fund to 0.75%; this management fee reduction may be eliminated at any time after April 30, 2021. The Board also noted that the Funds have the same Distribution (12b-1) Fees (0.00% for Class 1, and 0.25% for Class 2). The Board considered that, in sum, shareholders of the Acquired Fund are expected to incur expenses which are lower following the Reorganization.
The Board also noted that each Fund is subject to an expense limitation agreement, in place through at least April 30, 2021, which limits operating expenses (excluding certain Fund expenses such as Acquired Fund Fees and Expenses) to 1.10% / 1.35% for the Acquired Fund, and to 0.46% / 0.71% for the Acquiring Fund (Class 1 / Class 2). The Board also noted that the Total Annual Fund Operating Expenses for each Fund is below its respective expense limit. The Board also considered the fact that the Manager agreed to pay for the expenses associated with the Reorganization (see, Costs, below).
Economies of Scale. The Board also received information from the Manager regarding the net outflow of assets from the Acquired Fund over the last three years and the impact on the Acquired Fund of the recent market crisis. The Board considered that, in the absence of the Reorganization, the Acquired Fund may be expected to continue to lose assets over time and shrink in size, which would result in the fixed costs of operating the Acquired Fund being spread over an ever
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

smaller asset base. This would mean that the expenses of the Acquired Fund may be expected to increase over time as a percentage of net assets. The Board also considered that the Acquiring Fund may be expected to gain assets and increase in size, due both to the influx of assets from the Reorganization and the possibility of continued net cash inflows from the variable annuity contracts and the affiliated funds of funds. Higher aggregate net assets may result in the Acquiring Fund being better able to achieve economies of scale by spreading certain fixed costs over a larger, and increasing, asset base, which would mean that the expenses of the Acquiring Fund may be expected to decrease as a percentage of assets. In sum, the Board believes that the combined Fund, following the Reorganization, should have a better opportunity to take advantage of economies of scale and better prospects for growth than either Fund standing alone. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility, and fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis may be reduced as a percentage of net assets.
Costs. The Board considered that the Acquired Fund will liquidate all or substantially all of its assets prior to the Reorganization.  The Board noted the Manager’s agreement that the Manager would bear the costs associated with the Reorganization, including expenses associated with printing and mailing communications to Contract Owners and other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the portfolios in connection with the Reorganization. Total estimated costs of the Reorganizations are $65,000. The Board received information that the total net shareholder fee savings over three years, after accounting for estimated costs of the Reorganization, would be approximately $2.0 million for the Acquired Fund.
Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with Contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.
Performance and Other Factors. The Board considered the relative performance records of the Funds for various periods. The Board noted that the performance history of the Acquiring Fund was better than the corresponding performance for the Acquired Fund in all periods reviewed, including year-to-date and one-, three-, and five-year periods. However, the Board also was cognizant of the fact that a Fund’s past performance is no guarantee of similar future results; the Board also noted that the overall track record of the Acquiring Fund was satisfactory and consistent with its investment objective as an index fund. The Board concluded that the other benefits to shareholders of the Reorganization, such as those discussed under Expense Ratios and Economies of Scale, above, supported approving the Reorganization.
Potential Benefits to the Manager and its Affiliates. The Board considered the potential benefits from the Reorganization that could be realized by the Manager and its affiliates. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted that the Management Fees received by the Manager from the Acquiring Fund would be lower than the Management Fees received by the Manager from the Acquired Fund, but that the fees paid by the Manager to the subadviser of the Acquiring Fund similarly would be lower than the fees paid to the subadviser of the Acquired Fund. The Board received information comparing the Management Fee and Subadvisory Fee schedules for each Fund and the net retained earnings of the Manager. The Board also considered the potential benefits from the Reorganization that could be realized by Allianz Life and Allianz Life of NY, which are affiliates of the Manager. Specifically, the Board was aware that the Reorganization potentially will benefit Allianz Life and Allianz Life of NY by lowering the expected costs and risks to Allianz Life and Allianz Life of NY associated with providing certain contract guarantees to Contract Owners with Contract value allocated to the Funds. The Board was informed that Contract values allocated to the Acquiring Fund would be expected to present lower costs and lower risks to Allianz Life and Allianz Life of NY than similar Contract value allocated to the Acquired Fund.
Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager’s analysis of the matters discussed above, and in particular regarding the decisions by Allianz Life and Allianz Life of NY and the impact that such decisions would have on Fund cash flows and economies of scale. In addition, the Board agreed with the Manager that the shareholders of the Acquired Fund would benefit from the Reorganization due to lower overall fund expenses of the
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

Acquiring Fund following the Reorganization. The Board also accepted the Manager’s analysis that the shareholders of the Acquiring Fund would not be harmed by the Reorganization.
BOARD’S DETERMINATIONS
After considering the factors described above and other relevant information at the meeting on June 10, 2020, the Board of Trustees of the Acquired Fund and Acquiring Fund, including the independent Board members, unanimously found that participation in the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of shareholders in the Acquired Fund and Acquiring Fund and existing Contract Owners with Contract values allocated to subaccounts investing in the Acquired Fund and Acquiring Fund would not be diluted as a result of the Reorganization.
The Board of Trustees of each Fund approved the Plan at the meeting held on June 10, 2020. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners’ interests, and the anticipated tax consequences of the Reorganization.
RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a “majority of the outstanding voting securities” (defined in Section B, below), as of the “Record Date,” June 17, 2020. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the Record Date. If the Plan is not approved by the shareholders of the Acquired Fund, the Board will consider what further action should be taken.
If shareholder approval is obtained, the Reorganization is scheduled to occur on or about August 21, 2020, but may occur on any later date agreed to by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

OVERVIEW
The Trust consists of 21 separate investment portfolios. The Acquired Fund and the Acquiring Fund are each a diversified open-end fund and a series of the Trust. Within the scope of an investment program approved by the Board of Trustees to the Funds, the Funds are managed by Allianz Investment Management LLC (the “Manager”), which in turn has retained certain asset management firms (the “Subadvisers”) to make investment decisions on behalf of the Funds. The Manager selected each Subadviser based on the Subadviser’s experience with the investment strategy for which it was selected. The Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract Owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.
THE MANAGER AND SUBADVISERS
Manager
Allianz Investment Management LLC serves as the Manager for the Acquired Fund and Acquiring Fund pursuant to the terms of an investment management agreement. The Manager has signed a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”) for portfolio management functions for the Acquired Fund and with BlackRock Investment Management, LLC (“BlackRock”) for portfolio management functions for the Acquiring Fund (MISM and BlackRock are referred to herein as a “Subadviser” and collectively, the “Subadvisers”). Each Subadviser manages the portfolio securities of its respective Fund and provides additional services including research, selection of brokers and similar services. The Manager compensates each Subadviser for its services as provided in its subadvisory agreement. A discussion of the Board of Trustees’ basis for approving the Acquired and Acquiring Fund’s investment management agreement with the Manager and the subadvisory agreements with each Subadviser is available in the Fund’s Annual Report for the year ended December 31, 2019.
The Manager was established as an investment adviser by Allianz Life in April 2001. The Manager evaluates and selects subadvisers, such as the Subadviser, for the Trust, subject to the oversight of the Board of Trustees, and to a more limited
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager’s other clients are the Allianz Variable Insurance Products Fund of Funds Trust and various affiliated entities. As of December 31, 2019, the Manager had aggregate assets under management of $165.9 billion. The Manager monitors and reviews the activities of the Subadviser.
Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust. Mr. Muench joined Allianz Life, the parent of the Manager, in 1998. Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010. Mr. Muench is also a vice president of Allianz Life.
The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.
The Manager is a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2019, Allianz SE had third-party assets under management of $2.4 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund and ETF businesses.
The Acquired Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2019 at the annual rate of 0.90% (before waivers) and 0.85% (after waivers). The Acquiring Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2019 at the annual rate of 0.17%; there were no fee waivers.
Fund Operating Expense Limitation Agreement.  The Manager and each of the Acquired Fund and the Acquiring Fund have entered into a written agreement, through April 30, 2021, limiting the operating expenses of such Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the amount set forth below. After April 30, 2021, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices. The Fund’s ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Fund	Operating Expense Limitation (through April 30, 2021) Class 1 Shares	Operating Expense Limitation (through April 30, 2021) Class 2 Shares
Acquired Fund	1.10%	1.35%
Acquiring Fund	0.46%	0.71%

The Manager and the Acquired Fund have also entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on all assets.  The reduction may be terminated at any time after April 30, 2021.
Subadvisers
Subadviser of the Acquired Fund.  The Acquired Fund’s Subadviser, MSIM, is an indirect wholly-owned subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, had approximately $551.9 billion under management or supervision as of December 31, 2019. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-Subadvisers to the Acquired Fund, and are responsible for day-
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

to-day management of the Fund’s assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
The Acquired Fund’s assets are managed within the global listed real assets team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade, Angeline Ho, and Desmond Foong, each a Managing Director of the Subadviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.  The composition of the team may change without notice from time to time. See below for more information about the portfolio managers.
Theodore R. Bigman has worked for the Subadviser since 1995 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006

Angeline Ho has worked for the sub-Subadviser, Morgan Stanley Investment Management Company, since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
Sven van Kemenade has worked for the sub-Subadviser, Morgan Stanley Investment Management Limited, since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
Desmond Foong has worked for the sub-Subadviser, Morgan Stanley Investment Management Company, since 2011 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2015.
Michiel te Paske has worked for the sub-Subadviser, Morgan Stanley Investment Management Limited, since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006
Subadviser of the Acquiring Fund.  The Acquiring Fund’s, Subadviser, BlackRock has its principal offices at 1 University Square Drive, Princeton, NJ 08540. The Subadviser is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $7.4 trillion in investment company and other assets under management as of December 31, 2019. The PNC Financial Services Group, Inc., through a subsidiary, has a significant economic interest in BlackRock, Inc.
The portfolio managers for the Acquiring Fund are: Alan Mason, Managing Director, since February 2014, Rachel Aguirre, Managing Director, since April 2015, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
Alan Mason, Managing Director, is Head of Americas Portfolio Engineering for the ETF and Index Investments ("EII") business. Mr. Mason's investment team is responsible for Index Equity, iShares Equity, Alternative Beta and Asset Allocation portfolios. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the BlackRock 's U.S. DC platform, LifePath, and building the foundation for key dimensions of the BlackRock 's rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI's transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.
Rachel M. Aguirre, Managing Director and Senior Portfolio Manager, is Co-Head of the Institutional Index Equity team within BlackRock's ETF and Index Investments ("EII") Americas Portfolio Management group. She is responsible for overseeing the management of US and Developed Market Institutional funds. Ms. Aguirre's service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI's Fixed Income Group, focusing on Liability Driven Investing (LDI). Ms. Aguirre earned a BS degree in Mathematics from the College of Creative Studies at
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

UC Santa Barbara in 2003. She earned a MS in Financial Mathematics from Stanford University in 2004.
Jennifer Hsui, CFA, Managing Director and portfolio manager, is a member of BlackRock's Index Equity team, currently leading the team responsible for the emerging markets iShares funds. Ms. Hsui's service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets.
Amy Whitelaw, Managing Director, is the Head of the US & Canadian iShares Equity ETF Portfolio Engineering within BlackRock's Index Equity team. She is responsible for overseeing the management of the Americas listed US & Canadian iShares equity funds.  She is a member of the LifePath Executive Committee and serves as a member of the US & Canada Defined Contribution Operating Committee. Ms. Whitelaw's service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist, and was also an international equity trader on Barclays Global Investors' trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs.
Suzanne Henige, CFA, Director and Senior Portfolio Manager, is a member of BlackRock's ETF and Index Investments (EII) Portfolio Engineering group. She currently leads the Sub-Advised PE team, which is responsible for managing US and Developed markets Mutual Funds and Sub-Advised portfolios. Ms. Henige's service with the firm dates back to 2009. Prior to her current role, she managed portfolios in the iShares Emerging Markets and US Institutional teams. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Mrs. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003. Ms. Henige earned a BS degree in managerial economics and an MBA degree from University of California, Davis in 2003 and 2012, respectively.
DUTIES OF THE MANAGER AND SUBADVISER
Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the Acquiring Fund and the selection of Subadviser and advises on the Funds’ investment policies. The Subadviser determines which securities are bought and sold, and in what amounts. The Manager continuously monitors the performance of the Subadviser, and generally oversees the services provided to the Acquiring Fund by its administrator, custodian and other service providers.
The Manager is paid a fee as set forth above, by the Acquiring Fund for its services, which includes any fee paid to the Subadviser.
Both the Acquiring Fund and the Acquired Fund and the Manager, under an order received from the SEC on September 17, 2002, may enter into and materially amend agreements with unaffiliated Subadvisers without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. Because each of the Funds is relying on the order, the Manager may:
• hire one or more Subadvisers;
• change Subadvisers; and
• reallocate management fees between itself and Subadvisers.
The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Subadvisers and recommend their hiring, termination and replacement.

Legal Proceedings Involving the Manager and Subadvisers
The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, the Subadviser has reported that it currently is the subject of the following proceeding which relates to its management of other mutual funds:
On May 27, 2014, certain investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint in the United States District Court
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. In the lawsuit, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, the plaintiffs allege that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. On June 13, 2018, the court granted in part and denied in part the Defendants’ motion for summary judgment. On July 25, 2018, the plaintiffs served a pleading that supplemented the time period of their alleged damages to run through the date of trial. The lawsuit seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants beginning twelve months preceding the start of the lawsuit with respect to each of Global Allocation and Equity Dividend and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the lawsuit are without merit. The trial on the remaining issues was completed on August 29, 2018. On February 8, 2019, the court issued an order dismissing the claims in their entirety. On March 8, 2019, Plaintiffs provided notice that they are appealing both the February 8, 2019 post-trial order and the June 13, 2018 order partially granting Defendants’ motion for summary judgment. BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Financial Management, Inc. provides to its clients.
MSIM and its parent, Morgan Stanley, are named, from time to time, as defendants in various legal actions—including arbitrations, class actions, and other litigation, arising in connection with our activities as a global diversified financial services institution—and are involved in investigations and proceedings by governmental and/or regulatory agencies or self-regulatory organizations, certain of which may result in adverse judgments, fines, penalties or sanctions.
Morgan Stanley discloses pending litigations, proceedings and investigations, if any, by governmental and/or regulatory agencies, self-regulatory organizations or others that it believes are or may be material in its filings on Form 10-K and Forms 10-Q made with SEC. For information regarding such litigations, proceedings or investigations please refer to the information under Part I, Item 3 in Morgan Stanley’s Form 10-K (File No. 1-11758) with respect to the fiscal year ended December 31, 2018, as filed with the Commission. Morgan Stanley’s Forms 10-K and 10-Q may be accessed at: https://www.morganstanley.com/about-us-ir
MSIM also discloses certain legal and disciplinary events in Item 9 of the firm’s Form ADV Part

THE ADMINISTRATOR
Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the Funds’ administrator, and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES
Currently, the Acquiring Fund are available as an underlying investment option of Contracts offered by Allianz Life and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Funds, these Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.
Other Administrative Services
The Affiliated Insurance Companies provide administrative and other services to Contract Owners on behalf of the funds, including the Funds and the Nonproprietary Funds that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

THE DISTRIBUTOR
Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ distributor. ALFS is affiliated with the Manager.
Other Distribution Services
The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Funds. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

THE CUSTODIAN
The Bank of New York Mellon (“BNY Mellon”), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund.

TAX INFORMATION
Shares of the Acquiring Fund are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract.  You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.
FINANCIAL INTERMEDIARY COMPENSATION
Shares of the Acquiring Fund are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Fund and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including the Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
The price of each Fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:
NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding
Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.
The securities (other than short-term debt securities) of the Funds are generally valued at current market prices. Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.
Foreign securities held by the Funds are valued on a daily basis using a fair valuation program approved by the Funds’ Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.
The effect of using fair value pricing is that a Fund’s NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund’s NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.
PURCHASE AND REDEMPTION OF SHARES
Individual investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your Contract or policy and how to redeem monies from the Funds.
Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value.
The separate accounts of participating insurance companies and certain funds of funds are the only record owners of the Funds’ shares. The following describes how purchases and redemptions are effected for those record owners. The Funds typically expect to pay out redemption proceeds to redeeming record owners one business day following receipt of the order in good order. Such redemption requests will be met, typically and regularly, with (i) cash or cash equivalents held by the Fund, (ii) overdraft or lines of credit arrangements with the Fund’s custodian, and (iii) sales of portfolio assets. In rare situations, the payment of redemption proceeds may take longer than one business day, and may take up to seven days as provided in the 1940 Act.
The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. The Funds do not assess any fees when they sell or redeem their shares.
Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When these securities are converted to cash, the associated brokerage charges may be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.
The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your Contract prospectus for the market timing policy of the separate account for your Contract.
The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

MARKET TIMING
The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as “time-zone arbitrage.” Funds that invest in other securities, which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.
Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small-cap stocks, or high-yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.
As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.
Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.
The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.
DISTRIBUTION (12B-1) FEES
Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act. Distribution fees (“12b-1 fees”) under the plan compensate the Distributor and affiliates of Allianz Life for services and expenses relating to the distribution of the Funds’ shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Each of the Funds (except Class 1 shares of the Multi-Class Funds as identified below) pays an annual 12b-1 fee in the maximum amount of 0.25% of their average daily net assets.
The Trustees have authorized the Trust to issue two classes of shares, Class 1 and Class 2, for certain of the Funds (the “Multi-Class Funds”) described in this Proxy Statement/Prospectus. Class 1 and Class 2 shares of each Fund are substantially identical, except that Class 1 shares are not subject to a Distribution (12b-1) Fee, while Class 2 shares are subject to a Distribution (12b-1) Fee in the amount of 0.25% of average daily net assets attributable to Class 2 shares. Class 1 shares are available as an investment option only for certain Contracts.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Capital gains for all Funds are distributed at least annually.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.
Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.
Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.
LICENSING ARRANGEMENTS

Acquiring Fund
The Acquiring Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Acquiring Fund or any member of the public regarding the advisability of investing in securities generally or in the Acquiring Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and certain other indices which is determined, composed and calculated by S&P without regard to the Licensee or the Acquiring Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Acquiring Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Acquiring Fund or the timing of the issuance or sale of the Acquiring Fund or in the determination or calculation of the equation by which the Acquiring Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Acquiring Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the Acquiring Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE COMMODITY EXCHANGE ACT
Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association on behalf of the Funds, neither the Trust nor any Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are excluded from registration or regulation as such under the CEA. A Fund seeking to claim the exclusion will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. Each Fund currently expects to qualify for the exclusion. If a Fund were no longer able to claim the exclusion, the Manager would be required to register as a “commodity pool operator,” and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this Proxy Statement/Prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of the Acquired Fund.  Shareholders of record (the separate accounts) of the Acquired Fund as of the close of business on June 17, 2020 are entitled to vote at the special meeting of shareholders.  The number of outstanding shares of each class of the Acquired Fund on the Record Date was 204,915.687 for Class 1 shares and 2,016,534.601 for Class 2 shares.
You have the right to instruct Allianz Life and Allianz Life of NY (together, “Allianz”) on how to vote the shares of the Acquired Fund held under your Contract. Your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the Record Date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value allocated to the Acquired Fund, the Contract Owner is permitted to provide voting instructions with respect to one Fund share. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive voting instructions, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of Contract Owners could determine the outcome of any proposal.
The rules of the SEC require that the Trust disclose in this Proxy Statement/Prospectus the effect of “broker non-votes.” Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, Allianz Life and Allianz Life of New York, as the shareholders of record of the Acquired Fund’s shares, generally are required to vote shares attributable to Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by Allianz Life and Allianz Life of New York, respectively. Therefore, the Trust does not anticipate receiving any broker non-votes.  Abstentions are counted as present but are not considered votes cast at the Meeting. Abstentions therefore will have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund.
Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.
For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund’s shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Fund, its presence at the Meeting in person or by proxy will meet the quorum requirement.
You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416-1297, or by executing and returning to Allianz a voting instruction form with a later date. If you need a new voting instruction form, please call the Fund at 1-800-624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted “FOR” the proposal. Only a shareholder of record of the Acquired Fund may attend the Meeting and vote “in person”.
The Trust is soliciting proxies. The Manager may also solicit proxies. The Manager is responsible to pay all costs of solicitation, as well as the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this Proxy Statement/Prospectus to Contract Owners. The insurance companies will, and the Manager may, solicit voting
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

instructions from Contract Owners by means of mail, telephone, or personal calls; the costs of such solicitation also would be borne by the Manager.
Dissenters’ Rights of Appraisal. There are no appraisal or dissenters’ rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value.  In addition, Acquired Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is also subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act.  As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.  Shareholders of the Acquired Fund, however, have the right to redeem their shares at net asset value until the closing of the Reorganization.  After the Reorganization, former Acquired Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.
Other Matters. Management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.
Adjournment. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposal. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Manager is responsible to pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this Proxy Statement/Prospectus prior to adjournment if sufficient voting instructions have been received.
Householding. To reduce expenses, only one copy of the Notice of a Special Meeting of shareholders and this Proxy Statement/Prospectus or the Trust’s annual report and semi-annual report, if available, may be mailed to households, even if more than one person in a household is a shareholder. To request additional copies of the Notice of a Special Meeting of shareholders, this Proxy Statement/Prospectus or the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household in the future, please contact the Trust at the above address or phone number.

SECTION C —CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

CAPITALIZATION
The following table shows the actual capitalization of the Funds at December 31, 2019, and on a pro forma basis, assuming the proposed Reorganization had taken place.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

Actual and Pro Forma Capitalization of the Acquired Fund and the Acquiring Fund
	Acquired Fund(1)	Acquiring Fund	Pro Forma Combined Acquiring Fund(2)(3)
Net Assets	Class 1: $21,342,052 Class 2: $85,367,011	Class 1: $70,738,132 Class 2: $2,719,291,346	Class 1: $92,080,184 Class 2: $2,804,658,357

Net Asset Value Per Share	Class 1: $9.19 Class 2: $9.93	Class 1: $18.39 Class 2: $18.24	Class 1: $18.39 Class 2: $18.24

Shares Outstanding	Class 1: 2,323,208 Class 2: 8,598,932	Class 1: 3,847,262 Class 2: 149,112,915	Class 1: 5,007,787 Class 2: 153,793,124

(1)
The number of Acquired Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the Record Date.

(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.
(3)	The Acquiring Fund will be the accounting survivor.

OWNERSHIP OF FUND SHARES
The following table provides information on shareholders who owned more than 5% of each Fund’s outstanding shares at the Record Date. At the Record Date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.
Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
Acquired Fund, Class 1	Allianz Life Insurance Company of North America	90.78%	NA
	Allianz Life Insurance Company of New York	9.22%	NA
Acquiring Fund, Class 1*	Allianz Life Insurance Company of North America	98.10%	96.66%

Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
Acquired Fund, Class 2	Allianz Life Insurance Company of North America	96.76%	NA
Acquiring Fund, Class 2*	Allianz Life Insurance Company of North America	28.96%	30.70%
	AZL MVP Growth Index Strategy Fund	34.67%	33.78%
	AZL MVP T. Rowe Price Capital Appreciation Fund	14.07%	13.71%
	AZL Moderate Index Strategy Fund	7.53%	7.34%
	AZL MVP Moderate Index Strategy Fund	5.98%	5.83%
* The Acquiring Fund is the accounting survivor.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.
This information has been derived from information audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, for years ended December 31, 2018 and December 31, 2019, whose report, along with each Fund’s financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information.  The information for the fiscal years prior to December 31, 2018 was audited by the Fund’s prior independent registered public accounting firm. This information should be read in conjunction with those financial statements. Copies of the Annual Report are available (and when available, the semi-annual report will be available) without charge upon written request from the Funds at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

AZL Morgan Stanley Global Real Estate Fund

 (Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2019	2018	2017	2016^	2015
Net Asset Value, Beginning of Period (Class 1)	$8.01	$9.72	$10.05	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.21(a)	0.29	0.28	-(a)(b)
Net Realized and Unrealized Gains/(Losses) on Investments	1.26	(1.02)	0.67	0.05
Total from Investment Activities	1.47	(0.73)	0.95	0.05
Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.42)	(0.43)	-
Net Realized Gains	-	(0.56)	(0.85)	-
Total Dividends	(0.29)	(0.98)	(1.28)	-
Net Asset Value, End of Period	$9.19	$8.01	$9.72	$10.05
Total Return(c)	18.53%	(7.91)%	10.00%	0.50%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$21,342	$20,484	$25,794	$27,302
Net Investment Income/(Loss)(e)	2.34%	2.67%	2.38%	0.13%
Expenses Before Reductions(e)(f)	1.04%	1.02%	1.03%	1.04%
Expenses Net of Reductions(e)	0.99%	0.97%	0.98%	1.03%
Portfolio Turnover Rate(g)	24%	34%	33%	52%
Net Asset Value, Beginning of Period (Class 2)	$8.64	$10.39	$10.68	$10.51	$11.11
Investment Activities:
Net Investment Income/(Loss)	0.20(a)	0.29	0.27	0.20	0.22
Net Realized and Unrealized Gains/(Losses) on Investments	1.35	(1.09)	0.71	0.13	(0.39)
Total from Investment Activities	1.55	(0.80)	0.98	0.33	(0.17)
Dividends to Shareholders From:
Net Investment Income	(0.26)	(0.39)	(0.42)	(0.16)	(0.43)
Net Realized Gains	-	(0.56)	(0.85)	-	-
Total Dividends	(0.26)	(0.95)	(1.27)	(0.16)	(0.43)
Net Asset Value, End of Period	$9.93	$8.64	$10.39	$10.68	$10.51
Total Return(c)	18.10%	(8.07)%	9.72%	3.14%	(1.34)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$85,367	$82,720	$109,926	$115,339	$159,821
Net Investment Income/(Loss)	2.09%	2.41%	2.17%	1.84%	1.70%
Expenses Before Reductions(f)	1.29%	1.27%	1.28%	1.29%	1.29%
Expenses Net of Reductions	1.24%	1.22%	1.23%	1.29%	1.29%
Portfolio Turnover Rate(g)	24%	34%	33%	52%	25%

^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) Represents less than $0.005.
(c) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

AZL S&P 500 Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period (Class 1)	$14.72	$16.25	$14.15	$14.31	$14.50
Investment Activities:
Net Investment Income/(Loss)	0.31(a)	0.29(a)	0.28	0.28	0.27
Net Realized and Unrealized Gains/(Losses) on Investments	4.20	(0.96)	2.71	1.30	(0.12)
Total from Investment Activities	4.51	(0.67)	2.99	1.58	0.15
Dividends to Shareholders From:
Net Investment Income	(0.31)	(0.31)	(0.17)	(0.31)	(0.34)
Net Realized Gains	(0.53)	(0.55)	(0.72)	(1.43)	-
Total Dividends	(0.84)	(0.86)	(0.89)	(1.74)	(0.34)
Net Asset Value, End of Period	$18.39	$14.72	$16.25	$14.15	$14.31
Total Return(b)	31.27%	(4.63)%	21.60%	11.79%	1.16%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$70,738	$62,599	$76,049	$72,604	$20,022
Net Investment Income/(Loss)	1.81%	1.74%	1.83%	1.98%	1.86%
Expenses Before Reductions(c)	0.24%	0.23%	0.23%	0.24%	0.24%
Expenses Net of Reductions	0.24%	0.23%	0.23%	0.24%	0.24%
Portfolio Turnover Rate(d)	3%	4%	2%	23%	8%
Net Asset Value, Beginning of Period (Class 2)	$14.61	$16.13	$14.06	$14.23	$14.40
Investment Activities:
Net Investment Income/(Loss)	0.26(a)	0.25(a)	0.24	0.24	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	4.17	(0.95)	2.70	1.29	(0.11)
Total from Investment Activities	4.43	(0.70)	2.94	1.53	0.12
Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.27)	(0.15)	(0.27)	(0.29)
Net Realized Gains	(0.53)	(0.55)	(0.72)	(1.43)	-
Total Dividends	(0.80)	(0.82)	(0.87)	(1.70)	(0.29)
Net Asset Value, End of Period	$18.24	$14.61	$16.13	$14.06	$14.23
Total Return(b)	30.89%	(4.84)%	21.36%	11.45%	0.95%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,719,291	$2,370,547	$2,788,345	$2,562,218	$1,223,566
Net Investment Income/(Loss)	1.56%	1.49%	1.58%	1.75%	1.58%
Expenses Before Reductions(c)	0.49%	0.48%	0.48%	0.49%	0.49%
Expenses Net of Reductions	0.49%	0.48%	0.48%	0.49%	0.49%
Portfolio Turnover Rate(d)	3%	4%	2%	23%	8%

(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST PROXY STATEMENT/PROSPECTUS JULY 21, 2020

EXHIBIT A- FORM OF AGREEMENT AND PLAN OF REORGANZIATION
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 12, 2020, (the “Agreement”) is by and among (i) the Allianz Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust, on behalf of its series, AZL Morgan Stanley Global Real Estate Fund (the “Acquired Fund”), and (ii) the Trust, on behalf of its series, AZL S&P 500 Index Fund (the “Acquiring Fund”).  Allianz Investment Management LLC (“AIM”), a Minnesota limited liability company and investment manager to each Fund, joins this Agreement solely for purposes of Section 8.
In consideration of their mutual promises, the parties agree as follows:
1. Shareholder Approval.  The Board of Trustees of the Trust on behalf of the Acquired Fund will call, and the Trust will hold, a meeting of its shareholders of the Acquired Fund for the purpose of approving the Agreement and the transactions it contemplates (such transactions are referred to hereinafter as the “Reorganization”).  The Trust on behalf of the Acquiring Fund and Acquired Fund agrees to furnish data and information, as reasonably requested, for the combined proxy statement/prospectus to be furnished to shareholders of the Acquired Fund.  Certain separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York  (“Allianz Life of NY”) that fund variable annuity contracts (“Contracts”) are, directly or indirectly, the sole shareholders of the Acquired Fund and the Acquiring Fund.
2. Reorganization.
a. Plan of Reorganization.  On or before the Closing (as defined below), the Acquired Fund shall reduce all, or substantially all, of its assets to cash denominated in U.S. currency.  At the Closing, the Trust, on behalf of the Acquired Fund will convey to the Acquiring Fund, free and clear of all liens, encumbrances, and claims whatsoever, all assets and property of every description and all interests, rights, privileges and powers of the Acquired Fund including, without limitation, all cash (including that derived from the liquidation of its assets in exchange for cash), securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing, except for cash, bank deposits or cash equivalent securities in an amount necessary to pay the estimated costs of extinguishing any Liabilities (as defined below) and cash in an amount necessary to pay any distributions pursuant to paragraph b. of this Section 2 (collectively, the “Assets”).  In exchange for the Acquired Fund’s Assets, the Trust, on behalf of the Acquiring Fund will assume all liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (the “Liabilities”) of the Acquired Fund and deliver to the Acquired Fund Class 1 and Class 2 shares, as applicable, of the Acquiring Fund, including fractional shares (calculated to the third decimal place).  The number of Class 1 and Class 2 shares to be issued by the Acquiring Fund will be determined by dividing the aggregate net asset value of the Class 1 and Class 2 shares, respectively, of the Acquired Fund, computed as described in Section 3(a), by the net asset value of one share of Class 1 shares and Class 2 shares, respectively of the Acquiring Fund, computed as described in Section 3(b).  The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s Liabilities, prior to the Valuation Date (as defined below) and shall discharge all such known Liabilities on or prior to the Valuation Date.  At and after the Closing, all Liabilities of the Acquired Fund will attach to the Acquiring Fund and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by it.
b. Declaration of Dividends.  The Acquired Fund, prior to the Closing, will declare a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.
c. Closing and Effective Time of the Reorganization.  The Reorganization and all related acts necessary to complete the Reorganization (the “Closing”) will occur on a day on which the New York Stock Exchange (the “NYSE”) is open for business following approval of the shareholders of the Acquired Fund (based on voting instructions from the Contract owners) and receipt of all necessary regulatory approvals, such day to be August 21, 2020, or such later date as the officers of the Trust may determine.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the Trust shall determine (the “Effective Time”).  In the event that on the Valuation Date (as defined below) or the Closing  (a) the NYSE is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that, in the judgment of the officers of the Trust, or any one of them acting singly, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
3. Valuation.
a. The aggregate net asset value of the Class 1 and Class 2 shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the “Valuation Date”) using the valuation procedures in the Acquired Fund’s prospectus.
b. The net asset value per share of the Class 1 and Class 2 shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund’s prospectus.
4. Liquidation and Dissolution of the Acquired Fund.
a. At the Effective Time, the Acquired Fund will make a liquidating distribution to the holders of its Class 1 and Class 2 shares of the Class 1 and Class 2 shares, respectively of the Acquiring Fund, such that the number of Class 1 and Class 2 shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the Class 1 and Class 2 shares of the Acquired Fund, respectively, that are outstanding immediately prior to the Effective Time.  The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number of full and fractional shares of the Acquiring Fund due to each shareholder.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Trust.  The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Trust.
b. Immediately after the Valuation Date, the share transfer books of the Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.  Redemption requests received after the Valuation Date by the Trust with respect to the Acquired Fund will be deemed to be redemption requests for shares of the Acquiring Fund issued in the Reorganization.
c. Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder’s name.
d. As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.  After the Effective Time, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.
5. Conditions to Obligations of the Trust on behalf of the Acquiring Fund and the Acquired Fund.  The obligations of the Trust on behalf of the Acquiring Fund and the Acquired Fund with respect to the Reorganization are subject to the satisfaction of the following conditions:
a. Shareholder Approval.  This Agreement will have been approved by the requisite vote of the shareholders of the Acquired Fund in accordance with the Governing Documents, applicable Delaware law and the 1940 Act.  The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract

Owners”), as beneficial owners of the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.
b. Regulatory Approvals.
(1)  The registration statement filed by the Trust on behalf of the Acquiring Fund on Form N-14 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “1933 Act”), relating to the shares of beneficial interest to be issued in the Reorganization, will be effective, and no stop orders under the 1933 Act will have been issued.
(2)   All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.
c. Opinion of Counsel.  The Trust will have received an opinion of counsel for the Trust on behalf of each Fund, dated as of the Closing, to the effect that (i) the Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) each Fund is a series of the Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Trust and each Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Trust; and (iv), with respect to the Acquiring Fund, the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.
d. Declaration of Dividend.  The Acquired Fund, prior to the Closing, will have declared a dividend or dividends as provided in Section 2(b) of this Agreement.
e. Good Title.  At the Closing, the Trust on behalf of the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder.  At the Effective Time, upon delivery and its payment for Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof.
f. Tax Matters.The Trust shall file, by the date of the Closing, all of each Fund’s federal and other tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.  At the Closing, the Trust shall provide: (1) a statement of the respective tax basis and holding periods of all investments to be transferred by the Acquired Fund to the Acquiring Fund; (2) a copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning the Acquired Fund’s shares or the Acquired Fund’s shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Acquired Fund’s shares as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement; (3) a copy of any other tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulations Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing; and (4) if requested by the Trust on behalf of the Acquiring Fund, all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Acquired Fund.  The Acquired Fund has made available to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Acquired Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Acquired Fund and which have continuing relevance: (A) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (B) legal opinions.

6. Further Conditions to the Obligations of the Trust.
a. Opinion of Tax Counsel.  As a further condition to the obligations of the Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of tax counsel addressed to the Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinion”).  The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent.
b. Other Tax Matters.  The Trust has duly and timely filed, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, all tax returns and reports (including information returns) that are required to have been filed by the Acquired Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or the Acquiring Fund, as applicable.  The Trust has, on behalf of the Acquired Fund and the Acquiring Fund, paid or made provision and properly accounted for all taxes shown to be due on such tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Acquired Fund or the Acquiring Fund.  The amounts established as provisions for taxes in the books and records of the Acquired Fund and the Acquiring Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or before the close of business on the Valuation Date. No tax return filed by the Trust on behalf of the Acquired Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  To the knowledge of the Trust, there are no levies, liens or encumbrances relating to taxes existing, threatened or pending with respect to the assets of either the Acquired Fund or the Acquiring Fund.  None of the Trust, the Acquired Fund or the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
7. Amendment; Waiver; Termination.
a. This Agreement may be amended in writing if authorized by the Board of Trustees of the Trust.  The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.
b. At any time prior to the Closing, the Trust by consent of its Board of Trustees or an officer authorized by such Board of Trustee, may waive in writing compliance with any of the conditions made for the Trust’s benefit, provided that such waiver will not have a material adverse effect on the interests of shareholders of the Acquired Fund or Acquiring Fund.  However, the Trust may not waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
c. This Agreement and the Reorganization contemplated hereby may be terminated at any time for any reason prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, upon a vote of a majority of the Board of Trustees of the Trust.  Such termination shall be without any liability on the part of the Trust, its trustees, officers, or shareholders.
8. Expenses.  All fees paid to governmental authorities for the registration or qualification of Acquiring Fund Shares and all transfer agency costs related to the Acquiring Fund Shares shall be allocated to the Acquiring Fund.  All fees and expenses related to printing and mailing communications to shareholders and beneficial owners of shares of the Acquired Fund, and all of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the portfolios in connection with the Reorganization, shall be allocated to AIM.
9. Final Tax Returns and Forms 1099 of the Acquired Fund.
a. After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
b. Any expenses incurred by the Trust or the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 (if any) after the Closing, shall be borne by the Acquired Fund.
10. General.
a. Headings.  The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.  Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
b. Governing Law.  This Agreement will be governed by the laws of the state of Delaware.
c. Fund by Fund Basis.  The Trust is governed by an Agreement and Declaration of Trust dated July 13, 1999, as amended from time to time, and all persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.  No Fund shall be liable for any claims against any other Fund.  The Trust specifically acknowledges that any liability of the Trust under this Agreement with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other series of the Trust shall be liable with respect thereto.
11. Indemnification.  The Trust will indemnify and hold its officers and trustees (each an “Indemnitee”) harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement.  However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee’s position.

REMAINDER OF PAGE INTENTIONALLY BLANK

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf its series AZL Morgan Stanley Global Real Estate Fund
By: /s/ Brian Muench
Brian Muench
President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf its series AZL S&P 500 Index Fund
By: /s/ Brian Muench
Brian Muench
President

With respect to Section 8 of this Agreement only:

ALLIANZ INVESTMENT MANAGEMENT LLC

By: /s/ Brian Muench
Brian Muench
President and Managing Director

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund
AZL S&P 500 Index Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
1-800-624-0197

STATEMENT OF ADDITIONAL INFORMATION
July 21, 2020

Acquired Fund	Acquiring Fund
AZL Morgan Stanley Global Real Estate Fund	AZL S&P 500 Index Fund

This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of the Acquired Fund identified above with and into the Acquiring Fund identified above. Each Fund is a series of the Allianz Variable Insurance Products Trust (the “Trust”). This SAI contains information which may be of interest to shareholders of the Acquired Funds but which is not included in the combined Proxy Statement/Prospectus dated July 21, 2020 (the “Proxy Statement/Prospectus”) which relates to the Reorganization. As described in the Proxy Statement/Prospectus, the Reorganization would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297, or by calling, toll free, 1-800-624-0197.

TABLE OF CONTENTSPAGE

Additional Information About the Acquired Fund and Acquiring Fund 2
Independent Registered Public Accounting Firm 2
Financial Statements 2

The Allianz Variable Insurance Products Trust SAI July 21, 2020
1

Additional Information About the Acquired Fund and Acquiring Fund
The Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated May 1, 2020, as supplemented to date, is incorporated by reference into this SAI (SEC file nos. 333-83423 and 811-9491).
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Trust. PwC provides audit services, tax return preparation and assistance, and audit related services in connection with certain SEC filings for the Trust.
The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquired Fund’s and Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 are incorporated by reference into this SAI.
The audited financial statements for the Acquired Fund and the Acquiring Fund included in its Annual Report to Shareholders for the fiscal year ended December 31, 2019 and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of PwC, given on their authority as experts in auditing and accounting.
Financial Statements
Pro forma financial statements for the Reorganization are not included because the net asset value of the Acquired Fund, $74,188,802, does not exceed ten percent of the Acquiring Fund’s net asset value, $2,444,924,205, at June 1, 2020.

The Allianz Variable Insurance Products Trust SAI July 21, 2020
2

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

AZL Morgan Stanley Global Real Estate Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROSPECTUS/PROXY STATEMENT AND RETURN YOUR PROXY CARD TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed Proxy card back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your voting control number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
CONTROL NUMBER 12345678910

SHAREHOLDER NAME
AND ADDRESS HERE

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund

The undersigned hereby revokes all previous proxies for his/her shares of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”) and appoints Brian Muench, Erik T. Nelson and James E. Nelson, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (the “Meeting”) to be held over the Internet in a virtual meeting format, at 10:00 a.m., Central time on August 19, 2020, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. Receipt of the related Prospectus/ Proxy Statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

This proxy is solicited on behalf of the Board of Trustees on behalf of the Fund. The Board unanimously recommends that you vote “FOR” the proposal.  The proxy will be voted as specified by the undersigned.  If no specification is made, this proxy shall be voted in accordance with the Trustees’ recommendations as set forth in the Prospectus/Proxy Statement, including voting FOR the agreement and plan of reorganization.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Prospectus/Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2020.  The Prospectus/Proxy Statement is also available at

https://vote.proxyonline.com/allianzlife/docs/xxxxxxxxxx.pdf.

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]

PROXY CARD

AZL Morgan Stanley Global Real Estate Fund

_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

The Board of Trustees of the Allianz Variable Insurance Products Trust recommend that you vote FOR the proposal detailed below and within the enclosed Prospectus/Proxy Statement.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSAL
	FOR	AGAINST	ABSTAIN

1.
To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL Morgan Stanley Global Real Estate Fund (the “Acquired Fund”) and the AZL S&P 500 Index Fund (the “Acquiring Fund”). The Funds are series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities.
	O	O	O

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  YOU CAN ALSO VOTE ON THE INTERNET OR BY PHONE.  PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

THANK YOU FOR VOTING

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]

SIGN, DATE AND VOTE ON THE REVERSE SIDE
VOTING INSTRUCTION OPTIONS

1. MAIL your signed voting instruction card back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your voting control number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
CONTROL NUMBER 12345678910

AZL Morgan Stanley Global Real Estate Fund

YOUR VOTING INSTRUCTION  IS IMPORTANT NO MATTER HOW
MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING
FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND
TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ
THE PROSPECTUS/PROXY STATEMENT AND RETURN YOUR VOTING
INSTRUCTION CARD TODAY!

SHAREHOLDER NAME
AND ADDRESS HERE

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Morgan Stanley Global Real Estate Fund

“INSURANCE COMPANY NAME PRINTS HERE”
The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract, hereby instructs the above-named Insurance Company to vote the shares of the Fund listed above that are attributable to the undersigned’s participation in the variable contract as of June 17, 2020, at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 19, 2020 at 10:00 a.m. Central time and conducted over the Internet in a virtual meeting format, including any postponements or any adjournment thereof, as indicated on the matters set forth below and instructs the Insurance Company to vote upon any other matters that may be properly acted upon at the Meeting.  Receipt of the related Prospectus/Proxy Statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

This voting instruction card is solicited by the Insurance Company and shares of the Fund attributable to the undersigned’s variable contract will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered.  If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.  If any other matters come properly before the Meeting to be voted on, the shares will be voted on such matters in accordance with the views of management.  If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company generally will vote all shares of the Fund attributable to your account in proportion to those shares for which voting instructions are timely received.  The effect of this proportional voting is that contract owners representing a small number of Fund shares may determine the outcome of the vote on a Proposal. Your voting instructions must be received (by mail, phone or online) no later than 4:00 p.m. Central time on the day prior to the Special Meeting.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2020.  The Prospectus/Proxy Statement is also available at https://vote.proxyonline.com/allianzlife/docs/xxxxxxxxxx.pdf.

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]

AZL Morgan Stanley Global Real Estate Fund

_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________________________
SIGNATURE (IF HELD JOINTLY)                     DATE

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTING INSTRUCTION TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the voting instruction card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

The Board of Trustees of the Allianz Variable Insurance Products Trust recommend that you vote FOR the proposal detailed below and within the enclosed Prospectus/Proxy Statement.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  ●

PROPOSAL
	FOR	AGAINST	ABSTAIN

1.
To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL Morgan Stanley Global Real Estate Fund (the “Acquired Fund”) and the AZL S&P 500 Index Fund (the “Acquiring Fund”). The Funds are series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities.

	O	O	O

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTING INSTRUCTION.  THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.  YOU CAN ALSO PROVIDE VOTING INSTRUCTIONS ON THE INTERNET OR BY PHONE.  PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

THANK YOU FOR VOTING

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]